June 29, 2012

Supplement

SUPPLEMENT DATED JUNE 29, 2012 TO THE PROSPECTUS OF
MORGAN STANLEY GLOBAL INFRASTRUCTURE FUND
CLASS Q
Dated April 30, 2012

The first sentence of the first paragraph of the section of the Prospectus entitled "Shareholder Information—How to Exchange Class Q Shares—Permissible Fund Exchanges." is hereby deleted and replaced with the following:

You may exchange Class Q shares of the Fund for (i) the Class A shares of Morgan Stanley European Equity Fund Inc., Morgan Stanley Focus Growth Fund, Morgan Stanley Global Fixed Income Opportunities Fund, Morgan Stanley Global Strategist Fund, Morgan Stanley International Fund, Morgan Stanley International Value Equity Fund, Morgan Stanley Mid Cap Growth Fund, Morgan Stanley Mortgage Securities Trust, Morgan Stanley Multi Cap Growth Trust and Morgan Stanley U.S. Government Securities Trust (each, a "Morgan Stanley Multi-Class Fund"), if available, without payment of a sales charge (including any contingent deferred sales charges ("CDSCs")) or an exchange fee, or (ii) shares of Morgan Stanley California Tax-Free Daily Income Trust, Morgan Stanley Liquid Asset Fund Inc., Morgan Stanley New York Municipal Money Market Trust, Morgan Stanley Tax-Free Daily Income Trust and Morgan Stanley U.S. Government Money Market Trust (each, a "Morgan Stanley Money Market Fund") or the Morgan Stanley Limited Duration U.S. Government Trust, if available, without the imposition of an exchange fee.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

UTLSPTQ 6/12